SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                                       [X]

Filed by a Party other than the Registrant                    [ ]

Check the Appropriate Box:

[X]    Preliminary Proxy Statement

[ ]    Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))

[ ]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to ss.240.  14a-12



                           Met Investors Series Trust
                (Name of Registrant as Specified in Its Charter)

                                       N/A
      (Name of Person Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

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pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

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         (4) Date Filed:

                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614
                                January __, 2007

Dear Contract Owner:

         As an Owner of a variable contract (the "Contract") issued by First MetLife Insurance Company, MetLife & Annuity Company of Connecticut, MetLife Insurance Company of Connecticut and MetLife Investors USA Insurance Company (each an "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain Class A shares of the BlackRock Large-Cap Core Portfolio (the "Portfolio") of Met Investors Series Trust (the "Trust") at a Special Meeting of Shareholders to be held on February 27, 2007. At the Special Meeting, the Portfolio's Class A shareholders will be asked to vote to approve a plan (the "Rule 12b-1 Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Portfolio's Class A shares. Although you are not directly a Class A shareholder of the Portfolio, some or all of your Contract value is invested, as provided by your Contract, in Class A shares of the Portfolio. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote the Portfolio's Class A shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement.

         Under the proposed Rule 12b-1 Plan, Class A shares of the Portfolio would pay for distribution-related expenses at an annual rate of 0.15% of average daily net assets attributable to Class A. These distribution-related expenses could be increased to 0.25% of average daily net assets attributable to Class A, the full plan rate under the proposed Rule 12b-1 Plan. The Trustees have no present intention to increase the amount to the full plan rate and will seek shareholder approval before doing so. If Class A shareholders approve the Rule 12b-1 Plan, then all Class A shares of the Portfolio will be converted to Class E shares of the Portfolio on or about May 1, 2007. At that time, the Rule 12b-1 Plan for Class A shares will be terminated.

         The Portfolio's manager, Met Investors Advisory, LLC (the "Manager"), has agreed to a 0.15% reduction in the management fee the Portfolio pays the Manager under the Management Agreement, provided Class A shareholders approve the Rule 12b-1 Plan. This 0.15% reduction in the management fee would offset the 12b-1 fees to be paid by the Portfolio's Class A shares so that on a net basis Class A shareholders of the Portfolio would incur no additional expense as a result of adopting the Rule 12b-1 Plan. The reduction in management fee is contingent upon the Class A shareholders of the Portfolio approving the Rule 12b-1 Plan and would become effective at the time Class A shares of the Portfolio are converted to Class E shares of the Portfolio.

         Management of the Portfolio has proposed the adoption of the Rule 12b-1 on Class A shares of the Portfolio and the reduction in the management fee paid to the Manager to facilitate the merger of the Portfolio with a substantially similar fund in the MetLife family of funds. It is anticipated that the Portfolio's total operating expenses will decrease as a result of the proposed merger involving the Portfolio. The total operating expenses on Class A shares of the Portfolio for the twelve-month period ended June 30, 2006 were 0.89%. The total operating expenses on Class E shares (currently Class A shares) of the Portfolio are anticipated to be 0.77%, assuming (i) the imposition of a 0.15% Rule 12b-1 fee on Class E shares (currently Class A shares) of the Portfolio,
(ii) a 0.15% reduction in the management fee paid by the Portfolio to the Manager and (iii) the consummation of the proposed merger involving the Portfolio.

         The Board of Trustees has approved the proposal and recommends that you vote FOR the proposal.

         I realize that this Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposal. If you attend the Special Meeting, you may give your voting instructions in person. If you do not expect to attend the Special Meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also transmit your voting instructions by facsimile or through the Internet. Instructions on how to complete the voting instructions form or vote by facsimile or through the Internet are included immediately after the Notice of Special Meeting of Shareholders.

         If you have any questions about the voting instructions form please call the Trust at 1-800-848-3854. If we do not receive your completed voting instructions form or your facsimile or Internet vote within several weeks, you may be contacted by Computershare Fund Services, our proxy solicitor, who will remind you to pass on your voting instructions.

         Thank you for taking this matter seriously and participating in this important process.

                                              Sincerely,

                                              /s/  Elizabeth M. Forget
                                              Elizabeth M. Forget
                                              President
                                              Met Investors Series Trust

                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614

                       BlackRock Large-Cap Core Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be Held on February 27, 2007

To the Shareholders of Met Investors Series Trust:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Class A shares of BlackRock Large-Cap Core Portfolio of Met Investors Series Trust (the "Trust"), a Delaware statutory trust, will be held at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016 on February 27, 2007 at 9:00 a.m. Eastern Time and any adjournments thereof (the "Special Meeting") for the following purposes:

1. To approve a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class A shares of the BlackRock Large-Cap Core Portfolio.

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The Board of Trustees has fixed the close of business on November 30, 2006 as the record date for determination of Class A shareholders entitled to notice of and to vote at the Special Meeting.

                                            By order of the Board of Trustees

                                            Richard L. Pearson
                                            Secretary

January __, 2007

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO FACSIMILE AND INTERNET VOTING. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

               INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORMS

         The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instruction form properly.

         1. Individual Accounts: Sign your name exactly as it appears in the registration on the voting instruction form.

         2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instruction form.

         3. All Other Accounts: The capacity of the individual signing the voting instruction form should be indicated unless it is reflected in the form of registration. For example:

         Registration                                 Valid Signature

         Corporate Accounts

         (1) ABC Corp.................................ABC Corp.

         (2) ABC Corp.................................John Doe, Treasurer

         (3) ABC Corp.
             c/o John Doe, Treasurer..................John Doe, Trustee

         (4) ABC Corp. Profit Sharing Plan............John Doe, Trustee

         Trust Accounts

         (1) ABC Trust................................Jane B. Doe,
             Trustee

         (2) Jane B. Doe, Trustee
             u/t/d 12/28/78...........................Jane B. Doe

         Custodial or Estate Accounts

         (1) John B. Smith, Cust.
             f/b/o John B. Smith, Jr. UGMA............John B. Smith

         (2) Estate of John B. Smith..................John B. Smith, Jr.,
             Executor

                      INSTRUCTIONS FOR VOTING BY FACSIMILE

To provide voting instructions by facsimile follow the three easy steps below.

1. Read the accompanying proxy information and voting instructions form.

2. Sign the accompanying voting instructions form.

3. Fax your signed voting instructions form to 888-796-9932.

You do not need to return your voting instructions form if you vote by facsimile.


                    INSTRUCTIONS FOR VOTING OVER THE INTERNET

To provide voting instructions via the Internet follow the four easy steps below.

1. Read the accompanying proxy information and voting instructions form.

2. Go to http://vote.proxy-direct.com.

3. Enter the "CONTROL NO." and "SECURITY CODE" from the upper right hand corner of your voting instructions form.

4. Follow the simple online instructions.

You do not need to return your voting instructions form if you vote via the Internet.

                           MET INVESTORS SERIES TRUST
                                  5 Park Plaza
                                   Suite 1900
                            Irvine, California 92614

                       BlackRock Large-Cap Core Portfolio

                         SPECIAL MEETING OF SHAREHOLDERS
                                January __, 2007

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of voting instructions by the Board of Trustees (the "Board" or "Trustees") of Met Investors Series Trust (the "Trust") for the BlackRock Large-Cap Core Portfolio (the "Portfolio") of the Trust, for use at a Special Meeting of Shareholders of the Class A shares of the Portfolio to be held at 9:00 a.m. Eastern Time on February 27, 2007 at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, and any adjournments thereof (the "Special Meeting"). A Notice of Special Meeting of Shareholders and a voting instructions form accompany this Proxy Statement. This Proxy Statement, the accompanying Notice of Special Meeting of Shareholders and voting instructions form are first being mailed to Class A shareholders on or about January 3, 2007. In addition to solicitations of proxies by mail, beginning on or about January __, 2007, proxy solicitations may also be made by telephone, e-mail or personal interviews conducted by officers of the Trust; regular employees of Met Investors Advisory, LLC, the Trust's manager (the "Manager"); the Trust's proxy solicitor; or other representatives of the Trust. The Trust has retained Computershare Fund Services as the Trust's proxy solicitor for the Special Meeting. The costs of solicitation and expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by Metropolitan Life Insurance Company ("MetLife") or one of its affiliates. The Travelers Series Trust's most recent annual report relating to the Portfolio's predecessor fund (Mercury Large Cap Core Portfolio) and the Trust's most recent semi-annual report relating to the Portfolio are available upon request without charge by writing the Trust at the above address or calling the Trust toll-free at 1-800-848-3854.

         First MetLife Insurance Company, MetLife & Annuity Company of Connecticut, MetLife Insurance Company of Connecticut and MetLife Investors USA Insurance Company, affiliates of MetLife, a New York life insurance company (individually an "Insurance Company" and collectively the "Insurance Companies"), are the record owners of the Portfolio's Class A shares and at the Special Meeting will vote the Class A shares of the Portfolio held in their separate accounts.

         As an owner of a variable life insurance or annuity contact (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the Class A shares of the Portfolio that are attributable to your Contract at the Special Meeting. Although you are not directly a Class A shareholder of the Portfolio, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Class A shares of the Portfolio. For simplicity, in this Proxy Statement:

o "Record Holder" of the Portfolio refers to each Insurance Company which holds the Portfolio's Class A shares of record;

o "shares" refers generally to your Class A shares of beneficial interest in the Portfolio; and

o    "shareholder" or "Contract Owner" refers to you.


                             SUMMARY OF THE PROPOSAL

         At a meeting of the Board held on November 9, 2006, all of the Trustees present, including a majority of the Trustees who are not "interested persons" (the "Independent Trustees") of the Trust, voted to approve a plan (the "Rule 12b-1 Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), for Class A shares of the Portfolio and to recommend that Class A shareholders of the Portfolio approve the Rule 12b-1 Plan.

         At the Special Meeting, Class A shareholders of the Portfolio will be asked to approve the Rule 12b-1 Plan for Class A shares of the Portfolio. Under the proposed Rule 12b-1 Plan, Class A shares of the Portfolio would pay for distribution-related expenses at an annual rate of 0.15% of average daily net assets attributable to Class A. These distribution-related expenses could be increased to 0.25% of average daily net assets attributable to Class A, the full plan rate under the proposed Rule 12b-1 Plan. The Trustees have no present intention to increase the amount to the full plan rate and will seek shareholder approval before doing so. If Class A shareholders approve the Rule 12b-1 Plan, then all Class A shares of the Portfolio will be converted to Class E shares of the Portfolio on or about May 1, 2007. At that time, the Rule 12b-1 Plan for Class A shares will be terminated.

         The Manager has agreed to a 0.15% reduction in the management fee the Portfolio pays the Manager under a management agreement dated December 8, 2000, as amended May 1, 2006, provided Class A shareholders approve the Rule 12b-1 Plan. This 0.15% reduction in the management fee would offset the 12b-1 fees to be paid by the Portfolio's Class A shares so that on a net basis Class A shareholders of the Portfolio would incur no additional expense as a result of adopting the Rule 12b-1 Plan. The reduction in management fee is contingent upon the Class A shareholders of the Portfolio approving the Rule 12b-1 Plan and would become effective at the time Class A shares of the Portfolio are converted to Class E shares of the Portfolio.

         Management of the Portfolio has proposed the adoption of the Rule 12b-1 on Class A shares of the Portfolio and the reduction in the management fee paid to the Manager to facilitate the merger of the Portfolio with a substantially similar fund in the MetLife family of funds as described below. It is anticipated that the Portfolio's total operating expenses will decrease as a result of the proposed merger involving the Portfolio. The total operating expenses on Class A shares of the Portfolio for the twelve-month period ended June 30, 2006 were 0.89%. The total operating expenses on Class E shares (currently Class A shares) of the Portfolio are anticipated to be 0.77%, assuming (i) the imposition of a 0.15% Rule 12b-1 fee on Class E shares (currently Class A shares) of the Portfolio, (ii) a 0.15% reduction in the management fee paid by the Portfolio to the Manager and (iii) the consummation of the proposed merger involving the Portfolio.

Background

         The Trust is a series-type mutual fund that is registered with the Securities and Exchange Commission (the "SEC") as an open-end, diversified management investment company. As of November 1, 2006, the Trust had forty-six portfolios, one of which is the BlackRock Large-Cap Core Portfolio. The assets of the Portfolio are held separate from the assets of the other portfolios, and the Portfolio has its own distinct investment objectives and policies. The Portfolio operates as a separate investment fund, and the income, losses, or expenses of the Portfolio generally have no effect on the investment performance of any other portfolio. As of November 30, 2006, the Portfolio had only one class of shares outstanding: Class A. The address of the Manager and MetLife Investors Distribution Company (the "Distributor"), the Trust's principal underwriter and an affiliate of the Manager, is 5 Park Plaza, Suite 1900, Irvine, California 92614. State Street Bank and Trust Company, 2 Avenue De Lafayette, Boston, Massachusetts 02111, is the Trust's administrator.

         Rule 12b-1 under the 1940 Act prohibits a mutual fund from engaging directly or indirectly in financing any activity which is primarily intended to result in the sale of the mutual fund's shares unless the mutual fund does so in accordance with the terms and conditions set forth in the Rule. Rule 12b-1 requires any mutual fund bearing distribution expenses to adopt a written plan. A Rule 12b-1 plan must initially be approved by the board of directors of a mutual fund, including a majority of the directors who are not "interested persons" of the mutual fund and who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan. A Rule 12b-1 plan must also be approved by the affirmative vote of a majority of outstanding voting securities if it is adopted after any public offering of the mutual fund's voting securities.

Change in Pricing Structure

         Since November 1, 2003, the same management team has managed the Portfolio or its predecessor fund (Mercury Large Cap Core Portfolio), a series of The Travelers Series Trust. The predecessor fund was merged into the Portfolio on May 1, 2006. Effective October 2, 2006, the same portfolio management team that manages the Portfolio began managing BlackRock Large Cap Portfolio (the "MSF Portfolio"), a series of Metropolitan Series Fund, Inc. (the "Fund"). Because the Portfolio and the MSF Portfolio are managed identically, management of the Trust and the Fund have proposed to the Board and the Board of Directors of the Fund, respectively, that the MSF Portfolio be merged into the Portfolio on or about May 1, 2007.

         The advisory/management fee schedules for MSF Portfolio and the Portfolio differ. The Portfolio has a higher advisory/management fee schedule than the MSF Portfolio. If shareholders of MSF Portfolio approve the merger, MetLife has agreed to offset a portion of the differential in advisory/management fees paid by MSF Portfolio and the Portfolio through a 0.08% waiver on the contractual charges that would apply to the assets of MSF Portfolio that are merged into the Portfolio.

         Management of the Portfolio has proposed reducing the management fee paid by the Portfolio to the Manager by 0.15% and imposing a 12b-1 fee in the amount of 0.15% on Class A shares of the Portfolio. To accomplish this price restructuring, management proposed to the Board, and on November 9, 2006 the Trustees approved the Rule 12b-1 Plan for Class A shares of the Portfolio, subject to approval of the Rule 12b-1 Plan by the Portfolio's Class A shareholders. If Class A shareholders approve the Rule 12b-1 Plan, then all Class A shares of the Portfolio will be converted to Class E shares of the Portfolio on or about May 1, 2007. At that time, the Rule 12b-1 Plan for Class A shares will be terminated. The proposed price restructuring would bring the Portfolio's fee structure in line with other portfolios managed by the Manager.

         The proposed merger of MSF Portfolio into the Portfolio is conditioned upon Class A shareholders of the Portfolio approving the Rule 12b-1 Plan. To the extent that the price restructuring would reduce the differential in advisory/management fees paid by the Portfolio and the MSF Portfolio, MetLife would have to waive less in contractual charges after the proposed merger of MSF Portfolio into the Portfolio.

         In addition, assuming consummation of the proposed merger, the Portfolio is expected to achieve operating efficiencies because it will have a greater level of assets. As a result of these operating efficiencies, it is anticipated that the Portfolio's total operating expenses will decrease as a result of the proposed merger of MSF Portfolio into the Portfolio. The total operating expenses on Class A shares of the Portfolio for the twelve-month period ended June 30, 2006 were 0.89%. The total operating expenses on Class E shares (currently Class A shares) of the Portfolio are anticipated to be 0.77%, assuming (i) the imposition of a 0.15% Rule 12b-1 fee on Class E shares (currently Class A shares) of the Portfolio, (ii) a 0.15% reduction in the management fee paid by the Portfolio to the Manager and (iii) the consummation of the proposed merger of MSF Portfolio into the Portfolio.

Fees and Expenses

         The following table and Example describe (1) the fees and expenses for Class A shares of the Portfolio for the five-month period ended September 30, 2006 and (2) the pro forma fees and expenses for Class E shares of the Portfolio assuming (i) conversion of Class A shares of the Portfolio to Class E shares of the Portfolio; (ii) payment of 12b-1 fees; and (ii) reduction in the management fee had the 12b-1 fees and lower management fee been in effect for the five-month period ended September 30, 2006. The table and Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts nor do they reflect any reductions in fees as a result of the proposed merger of MSF Portfolio into the Portfolio.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)


--------------------------------------- -------------------------- ------------------------
                                                                          Class E
                               Class A (Pro Forma)

--------------------------------------- -------------------------- ------------------------
--------------------------------------- -------------------------- ------------------------
Management Fee                                    0.78%                     0.63%
--------------------------------------- -------------------------- ------------------------
--------------------------------------- -------------------------- ------------------------
12b-1 Fees                                        None                      0.15%
--------------------------------------- -------------------------- ------------------------
--------------------------------------- -------------------------- ------------------------
Other Expenses                                    0.11%                     0.11%
--------------------------------------- -------------------------- ------------------------
--------------------------------------- -------------------------- ------------------------
Total Annual Portfolio Operating                  0.89%                     0.89%
Expenses*
--------------------------------------- -------------------------- ------------------------


* The Manager and the Trust have entered into an Expense Limitation Agreement whereby the total Annual Portfolio Operating Expenses for the Class A and Class E shares of the Portfolio will not exceed 1.00% and 1.15%, respectively, for the period ended April 30, 2007 and in any year in which the Agreement is in effect. The Manager has determined to eliminate the expense limitations in effect for the Portfolio subsequent to April 30, 2007. Under certain circumstances, any fees waived or expenses reimbursed by the Manager may, with the approval of the Trust's Board, be repaid to the Manager.

Example

         The following Example is intended to help you compare the cost of investing in Class A shares of the Portfolio versus the cost of investing in Class E shares (Pro Forma) of the Portfolio, including the effect of 12b-1 fees and the reduction in the management fee.

         The Example shows the total expenses you would pay on a $10,000 investment over the time periods indicated. The Example assumes a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The Example also assumes that total annual operating expenses remain the same and that all expense limitations remain in effect only for the period ended April 30, 2007. The Example is for illustration only, and your actual costs may be higher or lower.

         Example of Portfolio Expenses


-------------------------- --------------------------------- ---------------------------------
                                                                         Class E
                                       Class A                         (Pro Forma)
-------------------------- --------------------------------- ---------------------------------
-------------------------- --------------------------------- ---------------------------------
1 Year                                   $91                               $91
-------------------------- --------------------------------- ---------------------------------
-------------------------- --------------------------------- ---------------------------------
3 Years                                  $284                              $284
-------------------------- --------------------------------- ---------------------------------
-------------------------- --------------------------------- ---------------------------------
5 Years                                  $493                              $493
-------------------------- --------------------------------- ---------------------------------
-------------------------- --------------------------------- ---------------------------------
10 Years                                $1,096                            $1,096
-------------------------- --------------------------------- ---------------------------------


Basis for the Board's Recommendation

         In evaluating and approving the Rule 12b-1 Plan, the Board, including the Independent Trustees, in consultation with their separate counsel, requested and evaluated information provided by the Manager and the Distributor which, in the Board's opinion, constituted all the information necessary for the Board to make an informed determination about whether to approve the Rule 12b-1 Plan.

         The Trustees noted that the proposed reduction in the management fee would offset the 12b-1 fees to be paid by Class A shareholders of the Portfolio. They also noted that Class A shareholders would be given the opportunity to vote on any future increase in 12b-1 fees on the Portfolio's Class A shares (Class E shares after the conversion of Class A shares of the Portfolio to Class E shares of the Portfolio).

         The Trustees also considered the potential economies of scale that might be achieved upon the merger of MSF Portfolio and the Portfolio, noting that the proposed merger of MSF Portfolio into Portfolio is conditioned upon the Class A shareholders of the Portfolio approving the Rule 12b-1 Plan. As of September 30, 2006, the MSF Portfolio's net assets were approximately $1.7 billion while the Portfolio's net assets were approximately $127 million.

         In addition, the Trustees considered, among other things:

1.   the terms of the Rule 12b-1 Plan and related distribution agreement;

2. the fact that the Rule 12b-1 Plan would require the Trustees be provided, and that they review, on at least a quarterly basis, a written report describing the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made;

3. the fact that the adoption of the Rule 12b-1 Plan would make expenditures intended to promote distribution of the Portfolio's Class A shares more transparent to the Portfolio's Class A shareholders;

4. the desirability of adopting the Rule 12b-1 Plan as part of the price restructuring as described above;

5. the fact that the proposed decrease in the management fee would offset the proposed increase in 12b-1 fees on Class A shares;

6. the fact that Class A shareholders of the Portfolio might benefit from economies of scale and operating efficiencies realized as a result of the proposed merger of MSF Portfolio into the Portfolio.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that the proposed merger of MSF Portfolio into the Portfolio would be consummated, the Trustees concluded that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Portfolio and its Class A shareholders. Consequently, they approved the Rule 12b-1 Plan and directed that the Plan be submitted to Class A shareholders of the Portfolio for approval.

         If the Rule 12b-1 Plan is not approved by the Class A shareholders of the Portfolio, Class A shareholders will not pay any 12b-1 fees, the management fee will not be reduced, the Class A shares of the Portfolio will not be converted to Class E shares of the Portfolio and MSF Portfolio will not be merged into the Portfolio.

Summary of the Rule 12b-1 Plan

         A copy of the proposed Rule 12b-1 Plan is attached to this Proxy Statement as Exhibit A. The following description of the Rule 12b-1 Plan is only a summary. You should refer to Exhibit A for the complete Rule 12b-1 Plan.

         Pursuant to the Rule 12b-1 Plan, the Trust will compensate the Distributor under a separate distribution agreement, as amended, with respect to Class A shares (the "Distribution Agreement") from assets attributable to the Class A shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class A shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class A shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class A shares.

         The Rule 12b-1 Plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.25% of the average daily net assets of the Portfolio attributable to its Class A shares in respect to activities primarily intended to result in the sale of Class A shares. However, under the Distribution Agreement, payments to the Distributor for activities pursuant to the Rule 12b-1 Plan are limited to payments at an annual rate equal to 0.15% of average daily net assets of the Portfolio attributable to its Class A shares. Under the terms of the Rule 12b-1 Plan and the related Distribution Agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities (including MetLife and its affiliates) providing distribution and shareholder servicing with respect to the Class A shares for such entities' fees or expenses incurred or paid in that regard.

         The Rule 12b-1 Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class A shares regardless of the level of expenditures by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Rule 12b-1 Plan and in connection with their annual consideration of the Rule 12b-1 Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class E shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class E shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of Class E shares of the Trust; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class A shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class A shares.

         The Rule 12b-1 plan provides that any person authorized to direct the disposition of monies paid or payable by the Class A shares of the Trust pursuant to the Plan or any related agreement must provide to the Trustees, and the Trustees must review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         The Rule 12b-1 Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Distributor of the Class A shares in connection with the Rule 12b-1 Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by vote of a majority of the Trust's Board, and of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan or any Rule 12b-1 related agreement, as applicable. In addition, the Rule 12b-1 Plan and any Rule 12b-1 related agreement may be terminated as to Class A shares of the Portfolio at any time, without penalty, by vote of a majority of the outstanding Class A shares of the Portfolio or by vote of a majority of the Independent Trustees. The Rule 12b-1 Plan also provides that it may not be amended to increase materially the amount up to 0.25% with respect to Class A of average daily net assets annually that may be spent for distribution of Class A shares of the Portfolio without the approval of Class A shareholders of the Portfolio. Notwithstanding this provision, the Trustees have agreed that the 12b-1 fees on Class A shares of the Portfolio (Class E shares after the conversion of Class A shares of the Portfolio to Class E shares of the Portfolio) will not be increased to the full plan amount without shareholder approval.

         The Trust's Distribution Agreement will remain in effect from year to year provided the Distribution Agreement's continuance is approved annually by
(i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a Portfolio and, if applicable, who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any such related agreement and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

                VOTING INFORMATION CONCERNING THE SPECIAL MEETING

         The Insurance Companies, through their separate accounts, own all of the Class A shares of the Portfolio, and are the Class A shareholders of record of the Portfolio at the close of business on the Record Date (defined below). Each Insurance Company is entitled to be present and vote at the Special Meeting with respect to such shares of the Portfolio. Each Insurance Company has undertaken to vote its Class A shares or abstain from voting its Class A shares of the Portfolio for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Proxy Statement to Contract Owners.

         The number of Class A shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional Class A shares of the Portfolio held in a separate account with respect to that particular Contract. In voting on the proposal, each full Class A share of the Portfolio is entitled to one vote and any fractional Class A share is entitled to a fractional vote.

         Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Special Meeting in person and instructing the Insurance Company how to vote your Class A shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the proposal.

         If you wish to participate in the Special Meeting, you may submit the voting instructions form included with this Proxy Statement, vote by facsimile or the Internet or attend in person and provide your voting instructions to the Insurance Company. (Guidelines on providing voting instructions and voting by facsimile and the Internet follow immediately after the Notice of Special Meeting).

         If the enclosed voting instructions form is properly executed and returned in time to be voted at the Special Meeting, the Class A shares represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

o Unless instructions to the contrary are marked on the voting instructions form, it will be voted FOR the proposal and FOR any other matters deemed appropriate.

o Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposal and FOR any other matters deemed appropriate.

         Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes Class A shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any Class A shares in its general account which are not attributable to Contracts in the same proportion as it votes Class A shares held in all of the Insurance Company's registered separate accounts, in the aggregate.

         Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

         Approval of the proposal set forth in this Proxy Statement requires the affirmative vote of a majority of the outstanding voting securities (as defined below) of Class A shares of the Portfolio cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 33 1/3% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of Class A shares voted. As of the Record Date, the Class A shareholders of record of the Portfolio were the Insurance Companies. Since the Insurance Companies are the legal owners of the Class A shares, attendance by the Insurance Companies at the Special Meeting will constitute a quorum under the Agreement and Declaration of Trust of the Trust.

         Under the 1940 Act, a majority of a Portfolio's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Portfolio's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Portfolio's outstanding voting securities.

         If sufficient votes to approve the proposal set forth in this Proxy Statement are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Special Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Special Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Contract Owners with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those Class A shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Special Meeting.

         The Board of Trustees has fixed the close of business on November 30, 2006 as the record date (the "Record Date") for the determination of Class A shareholders of the Portfolio entitled to notice of and to vote at the Special Meeting. The number of Class A shares of the Portfolio outstanding on the Record Date was 11,857,842.697.

         As of November 30, 2006, the officers and the Trustees of the Trust as a group beneficially owned less that 1% of the shares of the Portfolio. To the knowledge of the Trust, no person, as of November 30, 2006, was entitled to give voting instructions to an Insurance Company with respect to 5% or more of the Portfolio's shares.

         In order that your Class A shares may be represented at the Special Meeting, you are requested to:

o    Indicate your instructions on the enclosed voting instructions form;

o    date and sign the voting instructions form;

o mail the voting instructions form in the enclosed envelope, which requires no postage if mailed in the United States; and

o allow sufficient time for the voting instructions form to be received on or before 9:00 a.m. Eastern Time on February 27, 2007.

         You may also vote by facsimile or the Internet.


                                  OTHER MATTERS

Submission of Shareholder Proposals

         The Trust is not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Assistant Secretary of the Trust, c/o State Street Bank and Trust Company, 2 Avenue De Lafayette, Boston, Massachusetts 02111.

Shareholders' Request for Special Meeting

         Shareholders holding at least 10% of the Trust's outstanding voting securities (as defined above) may require the calling of a meeting of the Trust's shareholders for the purpose of voting on the removal of any Board member. Meetings of the Trust's shareholders for any other purpose will also be called by the Board when requested in writing by shareholders holding at least 10% of the shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the shares then outstanding may call and give notice of such meeting.

Other Matters to Come Before the Special Meeting

         The Board does not intend to present any other business at the Special Meeting other than as described in this Proxy Statement, nor is the Board aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the proxy card executed by the Insurance Company will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT VOTING INSTRUCTION FORMS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE FORM AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE OR FOLLOW THE INSTRUCTIONS IN THE MATERIALS RELATING TO FACSIMILE AND INTERNET VOTING.

January __, 2006

                                                              EXHIBIT A


                           MET INVESTORS SERIES TRUST
                                     CLASS A
                                DISTRIBUTION PLAN

         WHEREAS, The Board of Trustees of the Met Investors Series Trust (the "Trust"), including the Independent Trustees (as defined herein), have concluded in the exercise of the reasonable business judgment and in light of their fiduciary duties under the Investment Company Act of 1940, as amended (the "1940 Act"), that there is a reasonable likelihood that this Plan (the "Plan") will benefit BlackRock Large-Cap Core Portfolio (the "Portfolio") and the Class A shareholders thereof;

         NOW, THEREFORE, in consideration of the foregoing, this Plan is hereby adopted as follows:

         Section 1. The Trust is authorized to pay a fee (the "Distribution Fee") for services rendered and expenses borne in connection with the distribution of the Class A shares of the Portfolio, at an annual rate not to exceed .25% of the average daily net assets attributable to the Portfolio's Class A shares. Some or all of such Distribution Fee may be paid to the distributor of the Trust's Class A shares (the "Class A Distributor") in accordance with a distribution agreement with the Class A Distributor. Subject to such limit and subject to the provisions of Section 8 hereof, the Distribution Fee shall be approved from time to time by: (a) a majority of the Board of Trustees of the Trust and (b) a majority of the Trustees who (i) are not "interested persons" of the Trust, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of the Plan or any agreements related thereto (the "Independent Trustees"), and may be paid in respect of services rendered and/or expenses borne in the past connection with the Portfolio's Class A shares as to which no Distribution Fee was paid on account of such limitation. The Distribution Fee shall be accrued daily and paid monthly or at such other intervals as the Board of Trustees shall determine.

         Section 2. Some or all of the Distribution Fee paid to the Class A Distributor may be spent on any activities or expenses primarily intended to result in the sale of Class A shares of the Portfolio, including but not limited to the following:

         (a) compensation to and expenses, including overhead and telephone expenses, of employees of the Class A Distributor that engage in the distribution of the Class A shares;

         (b) printing and mailing of prospectuses, statements of additional information, and reports for prospective purchases of variable annuity or variable life insurance contracts ("Variable Contracts") investing indirectly in Class A shares;

         (c) compensation to financial intermediaries and broker-dealers to pay or reimburse them for their services or expenses in connection with the distribution of Variable Contracts investing indirectly in Class A shares;

         (d) expenses relating to the development, preparation, printing, and mailing of Trust advertisements, sales literature, and other promotional materials describing and/or relating to the Trust;

         (e) expenses of holding seminars and sales meetings designed to promote the distribution of the Class A shares;

         (f) expenses of obtaining the information and providing explanations to Variable Contract owners regarding Trust investment objectives and policies and other information about the Trust and the Portfolio, including the performance of the Portfolio;

         (g)  expenses of training sales personnel regarding the Trust;

         (h) expenses of compensating sales personnel in connection with the allocation of cash values and premiums of the Variable Contracts to the Trust; and

         (i) expenses of personal services and/or maintenance of Variable Contract accounts with respect to Class A shares attributable to such accounts.

         Section 3. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority (or whatever greater percentage may, from time to time, be required by Section 12(b) of the 1940 Act or the rules and regulations thereunder) of both (a) the Trustees of the Trust, and (b) the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on this Plan or such agreement.

         Section 4. This Plan shall continue in effect for a period of more than one year after it takes effect only for so long as such continuance is specifically approved at least annually in the manner provided for approval of the Plan in Section 3 hereof.

         Section 5. Any person authorized to direct the disposition of monies paid or payable by the Class A shares of the Trust pursuant to this Plan or any related agreement shall provide to the Board of Trustees of the Trust, and the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

         Section 6. This Plan may be terminated at any time with respect to the Class A shares of the Portfolio by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities representing the Class A shares of the Portfolio.

         Section 7. All agreements with any person relating to implementation of this Plan with respect to the Class A shares of the Portfolio shall be in writing, and any agreement related to this Plan with respect to the Class A shares of the Portfolio shall provide:

         (a) That such agreement may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the Class A shares of the Portfolio, on not more than 60 days' written notice to any other party to the agreement; and

         (b) That such agreement shall terminate automatically in the event of its assignment.

         Section 8. This Plan may not be amended to materially increase the amount of Distribution Fees permitted pursuant to Section 1 hereof with respect to the Portfolio until it has been approved by a vote of at least a majority of the outstanding voting securities representing the Class A shares of the Portfolio. This Plan shall be deemed to have been effectively approved with respect to the Class A shares of the Portfolio if a majority of the outstanding securities representing the Class A shares of the Portfolio votes for the approval of this Plan, notwithstanding that this Plan has not been approved by a majority of the outstanding voting securities representing the Class A shares of the Trust. In addition, all material amendments to this Plan shall be approved in the manner provided for approval of this Plan in Section 3 hereof.

         Section 9. As used in this Plan, the terms "assignment", "interested person", and "majority of the outstanding voting securities" shall have the respective meanings specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

Adopted as of _______________, 2007

                                      PROXY

                       BLACKROCK LARGE-CAP CORE PORTFOLIO
                                       OF
                           MET INVESTORS SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                February 27, 2007

         KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the BlackRock Large-Cap Core Portfolio of Met Investors Series Trust (the "Trust") hereby appoints Elizabeth M. Forget, Richard C. Pearson and Jeffrey A. Tupper, or any one of them true and lawful attorneys with power of substitution of each, to vote all Class A shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Portfolio to be held on February 27, 2007, at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, at 9:00 a.m. local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class A shares of the BlackRock Large-Cap Core Portfolio.

         FOR  [ ]               AGAINST  [ ]            ABSTAIN  [ ]

         Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE CLASS A SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.


                                     Dated:                              , 2007
                                           ------------------------------

                                            First MetLife Insurance Company
                                            Name of Insurance Company

                                            Name and Title of Authorized Officer


                                            Signature of Authorized Officer

BLACKROCK LARGE-CAP CORE PORTFOLIO

Name(s) of Separate Account(s)
Of the Insurance Company
Owning Class A Shares in this Portfolio:
First MetLife Insurance Company
Separate Account ____

    MET INVESTORS SERIES TRUST                          3 EASY WAYS TO VOTE
BLACKROCK LARGE-CAP CORE PORTFOLIO
         5 Park Plaza                     1. Return this voting instruction
         Suite 1900                          form using the enclosed postage-
   Irvine, California 92614                  paid envelope.
                                          2. Vote by Facsimile -
                                             see instructions in Proxy Statement
  VOTING INSTRUCTION FORM FOR THE         3. Vote by Internet -
  Special Meeting of Shareholders            see instructions in Proxy Statement
  February 27, 2007, 9:00 a.m.               ***  CONTROL NUMBER:            ***
                                             ***  SECURITY CODE:             ***


BLACKROCK LARGE-CAP CORE PORTFOLIO

The undersigned hereby instructs [insert name of insurance company that issued the variable insurance contract or policy] (the "Company") to vote the Class A shares of the BlackRock Large-Cap Core Portfolio (the "Portfolio"), a series of Met Investors Series Trust (the "Trust"), as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio to be held at the offices of the Trust, 260 Madison Avenue, 10th Floor, New York, New York 10016, at 9:00 a.m. Eastern Time on February 27, 2007, and at any adjournments thereof.

The Trust and the Board of Trustees of the Trust solicit your voting instructions and recommend that you instruct us to vote "FOR" the Proposal. The Trust will vote the appropriate number of Portfolio Class A shares pursuant to the instruction given. If no instruction is set forth on a returned form as to the Proposal, the Company will vote FOR the Proposal.



                           Date ________________, 2007



                           PLEASE SIGN IN BOX BELOW




                           Signature - Please sign exactly as your name appears at left. Joint owners each should sign.
                           When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

           Please fold and detach card at perforation before mailing.



TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

                                                 FOR        AGAINST      ABSTAIN
To approve a plan pursuant to Rule 12b-1
under the Investment Company Act of 1940,        [ ]         [ ]           [ ]
as amended, for the Class A shares of the BlackRock Large-Cap Core Portfolio.